31 st Annual J.P. Morgan Healthcare Conference January 7, 2013 1 © 2012 Endo Pharmaceuticals Inc. All rights reserved Exhibit 99.1

© 2012 Endo Pharmaceuticals Inc. All rights reserved

Forward Looking Statements; Non-GAAP Financial
Measures
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Statements including words such as “believes,” “expects,”
“anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future”
or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk Factors” in our Form 10-K, Form 10-Q and Form 8-K filings with the
Securities and Exchange Commission and as otherwise enumerated herein or therein, could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in our Annual Report on Form 10-K. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.
This presentation may refer to non-GAAP financial measures, including adjusted diluted EPS, that are not prepared in accordance with accounting principles generally accepted in the United States and that may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review Endo’s current report on Form 8-K filed with the SEC for Endo’s reasons for including those non-GAAP financial measures in this presentation. No reconciliation to GAAP amounts has been provided because the majority of the amounts excluded from the comparable
GAAP amounts are not currently possible to estimate with a reasonable degree of accuracy.

Endo Health Solutions Today Has
o
Track record of strong revenues and robust profitability
o
Durable cash flow
o
Organic and long-term growth across business segments
o
Disciplined capital allocation
o
International capabilities
o
Diversified pipeline

© 2012 Endo Pharmaceuticals Inc. All rights reserved

Endo - 2008

Revenue Mix
7%
93%
Endo Pharmaceuticals
Qualitest*

Endo – TTM**

Revenue Mix
17%
7%
21%
55%
Endo Pharmaceuticals
Qualitest
HealthTronics
American Medical Systems

endo

Diversified Healthcare Solutions Company
*Includes legacy Endo generic products.
**Represents approximate segment mix based on trailing twelve months ended September 30, 2012.
© 2012 Endo Pharmaceuticals Inc. All rights reserved

Net Sales
($MM)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
2008
2009
2010
2011
2012E
Endo Pharmaceuticals
Qualitest*
HealthTronics
American Medical Systems

endo

© 2012 Endo Pharmaceuticals Inc. All rights reserved 5 Solid Track Record of Sales Growth *Includes legacy Endo generic products.

15%

Return to Strong Prescription Growth for Voltaren® Gel in 2013

Sustained Double Digit Net Sales Growth at Qualitest
2011
2012E
2013E
2014E
2015E

Accelerating mid-single digit AMS sales growth through

2015

endo

Health Solutions Strategy We Believe Will Deliver Strong
Financial Performance And Shareholder Return

One
Third
Of U.S. Based Urologists
in an EMR Relationship with
HealthTronics by the end of 2013
30%
Of LIDODERM
®
sales
after entry of first generic
competitor
Retain
© 2012 Endo Pharmaceuticals Inc. All rights reserved
Annual Capacity Expansion at
Qualitest each year through 2015

Manufactured Doses (Billions)

10
12
14
2010
2011
2012E

endo

Support the Growth of Qualitest
o
Investments in process excellence,
value stream standardization,
compliance and selective
outsourcing support expansion in
capacity
o
Expect internal capacity increases
from greater efficiency and capital
investments
o
Estimated $150 to $200 million
capital investment over next 5 years
o
Use of cost-effective outsourced
production provides incremental
capacity and facilitates internal
enhancements

© 2012 Endo Pharmaceuticals Inc. All rights reserved

Price per Extended Unit

$0.20
$0.10
$0.00
MAT FEB 2010
MAT FEB 2011
MAT FEB 2012
Top 20 Average
QUALITEST

Qualitest Opportunity: Price Per Extended Unit

o
In 2011, Qualitest was the 6th
largest
generics manufacturer according to
US prescription volumes*
o
For the same period, Qualitest was
the 15 largest generics
manufacturer according to sales
dollars**
o
Qualitest has a low price per unit
average compared to its competitors
in the generic industry
*includes generics only (no branded generics or OTC generics); IMS Health, National Prescription Audit, Dec 2011
**Top 20 generic companies based on TRxs; IMS Health, National Prescription Audit, Dec 2011
© 2012 Endo Pharmaceuticals Inc. All rights reserved
th

opana ER
(oxymorphone HCl)
EXTENDED-RELEASE TABLETS
5 mg · 10 mg · 20 mg · 30 mg · 40 mg

endo

Transforming Opana
®
ER to a Crush-Resistant
Formulation (CRF)
© 2012 Endo Pharmaceuticals Inc. All rights reserved.

o
Opportunity to position Opana
®
ER brand for long-term growth
o
Strong Intellectual Property estate provides exclusivity for CRF version until 2029
o
Expectations adjusted to reflect increased competition within the extended release opioid category beginning in January 2013, as well as current market share trends
o
2013 OPANA ER net sales now expected to decline by up to 20%
versus 2012 net sales of approximately $300 million
o
Continue to believe that surveillance data supports removal of old formulation brand and generics from market for reasons of safety
o
FDA determination expected by May 2013 in response to our Citizens
Petition

Voltaren® Gel
(diclofenac sodium topical gel) 1%
Direct route to relief®

Voltaren® Gel Net Sales
$MM
200
100
0
2009
2010
2011
2012E

endo

Accelerating Demand Through Targeted
Regional Initiatives
Opportunity
o
Deliver growth in
2013
Action
o
Regionally focused
and integrated
marketing campaign
o
Efficient direct-to-
consumer
engagement to
accelerate patient
uptake
From 2009 to 2012:
o
44% reduction in Advertising & Promotion Expense
o
7% reduction in Physician Detail Equivalents
© 2012 Endo Pharmaceuticals Inc. All rights reserved.

Opportunity in 2013:
o
Volume and Price drive growth
o
4% share of Osteoarthritis prescription volume

Invest in AMS to Accelerate Growth
Men’s Health
o
Steady profitable growth
Women’s Health
o
Data, therapy awareness and education to return to growth, with support from physician training
BPH
o
Increase utilization through clinical evidence, training, and access
o
International Therapy Awareness
© 2012 Endo Pharmaceuticals Inc. All rights reserved 11

ANDA
Filings
~40 Current
ANDA Reviews
ANDA
Approvals

endo

Innovation Across All Segments

Branded
Pharmaceuticals
Medical Devices Generic
Pharmaceuticals
Generic Development o
Enhancing existing
products
o
Developing treatments in
new areas
o
Topas ® sling
o
Merit SUI
o
Cryotherapy
o
New emerging
technologies
o
Global Partnerships
o
Discovery & Early Development
Pipeline
o
Multiple INDs planned 2013-2015
AVEED
™
(NDA)
Long Acting Injectable Testosterone
BEMA
®
Buprenorphine
(Ph. III)
Pain
ODM-201                                    (Ph. II)
Castration Resistant Prostate Cancer
Development Pipeline
Semi-Virtual R&D Model
©2012 Endo Pharmaceuticals Inc. All rights reserved.

Balance Sheet Update
© 2012 Endo Pharmaceuticals Inc. All rights reserved
o
Continue to expect 2012 Cash Flow From Operations of at least
$600 million
o
Repurchased $100 million worth of shares during Q4 2012
o
$200 million of total repurchases since approval of current share repurchase authorization
o
Authorized for up to $450 million of total share repurchases
o
Fourth Quarter term loan debt payments of ~$30 million
o
~$360 million of term loan debt payments completed during 2012
o
~$650 million of term loan debt payment completed since the
acquisition of AMS

2013 Financial Guidance

Measure 2013 Guidance
Revenues $2.80B - $2.95B
Adjusted Gross Margin 64% to 66%
Adjusted Operating Expenses Reduced by at least $60 million, which represents mid-to-high single digit percentage decline
versus 2012
Adjusted Diluted EPS $4.40 to $4.70
Adjusted Effective Tax Rate 28.5% to 29.5%
Diluted Shares Outstanding ~115M
Capital Expenses ~$120M
© 2012 Endo Pharmaceuticals Inc. All rights reserved

15 * * * * * * * * * * * *

31 st Annual J.P. Morgan Healthcare Conference January 7, 2013 16 © 2012 Endo Pharmaceuticals Inc. All rights reserved